Exhibit 99.1

Silver Bow Mining Receives Bankruptcy Court Approval and Completes

Initial Closing for Acquisition of Jefferson County Metallurgical Complex

U.S. Bankruptcy Court approves the sale of the Jefferson County Metallurgical Complex to Silver Bow Mining under Section 363 of the U.S. Bankruptcy Code.

BUTTE, Montana, September 8, 2026 — Silver Bow Mining Corp. (NYSE American: SBMT) ("Silver Bow Mining" or the "Company") announces that on September 4, 2026, the U.S. Bankruptcy Court for the District of Montana entered an order approving the sale of specified assets of Montana Tunnels Mining, Inc. referred to as the Jefferson County Metallurgical Complex (the “Complex”) to Silver Bow Mining and its wholly owned subsidiary, Silver Bow Tunnels Corp., pursuant to Sections 105(a) and 363 of the U.S. Bankruptcy Code. The Company has also completed the initial closing (the "Initial Closing") contemplated by the definitive asset purchase agreement (the “Definitive Agreement”) announced by the Company on August 24, 2026.

Prior to the Initial Closing, the Company had funded approximately US$28.58 million into an escrow account to satisfy specified creditor obligations associated with the acquired assets, including approximately US$4.27 million in respect of amounts owing to Jefferson County, Montana and approximately US$20.78 million in respect of specified obligations owing to the Montana Department of Environmental Quality. Release of funds to all creditors will occur over the course of a few days as payment instructions are finalized. As part of the Initial Closing, the Company has delivered instructions to the escrow agent to release funds to satisfy specified creditor obligations. In consideration of the direction to release the funds from escrow, Montana Goldfields, Inc. issued the Company a senior secured note, guaranteed by Montana Tunnels Mining, Inc. and secured against real property interests, fixtures and tangible personal property at the Complex.

The Initial Closing does not constitute the transfer of ownership of the Complex to Silver Bow Mining. The Company expects to acquire ownership of the Complex at the final closing contemplated by the Definitive Agreement (the “Final Closing”), subject to the satisfaction or waiver of applicable customary closing conditions, including the approval of the shareholders of the Company of the issuance of common shares underlying contingent value rights and the approval of the NYSE American stock exchange, as detailed in the Company’s August 24, 2026 news release.

"Bankruptcy Court approval and completion of the Initial Closing mark an important step toward securing strategic processing infrastructure in Montana," said Travis Naugle, Chairman and Chief Executive Officer of Silver Bow Mining. "Our primary focus remains advancing the Rainbow Block, while we work through the remaining approvals and undertake the technical, regulatory and site work required to evaluate the Complex and its potential role in our longer-term development plans. We believe the transaction can provide meaningful flexibility as we pursue responsible growth and long-term value for our shareholders and Montana stakeholders."

About Silver Bow Mining Corp.

Silver Bow Mining is a minerals exploration company advancing the high-grade Rainbow Block Silver-Zinc Project in Montana's historic Butte Mining District, while targeting a broader suite of U.S.-designated Critical Minerals including lead, copper, manganese, germanium, gallium, indium, antimony, and bismuth. The Company holds approximately 4,210 acres of patented mineral claims and approximately 1,427 acres of surface lands across multiple claim blocks in Silver Bow County, Montana.

On Behalf of Silver Bow Mining Corp.,

Travis Naugle, Chairman and Chief Executive Officer

Contact

Investor Relations

Email: ir@silverbowmining.com

Additional Information and Where to Find It

This news release may be deemed to be solicitation material in respect of the proposed shareholders meeting of Silver Bow Mining to approve the issuance of the CVRs and the underlying common shares. In connection with the proposed shareholders meeting, Silver Bow Mining intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Silver Bow Mining’s proxy statement in preliminary and definitive form. INVESTORS AND SHAREHOLDERS OF SILVER BOW MINING ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SILVER BOW MINING’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER APPROVAL BEING REQUESTED. Investors and shareholders of Silver Bow Mining are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from Silver Bow Mining under the “Investors” section of Silver Bow Mining’s website at www.silverbowmining.com/investors or by sending a request by e-mail to ir@silverbowmining.com or by mail to 1401 Idaho Street, Butte, Montana 59701, attention: Corporate Secretary.

Participants in the Solicitation

Silver Bow Mining and certain of its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Silver Bow Mining shareholders in connection with the proposed transaction. Information about the Company's directors and executive officers is available in the Company's registration statement on Form S-1/A filed with the SEC on April 21, 2026 and in subsequent beneficial ownership reports filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may differ from those of shareholders generally, will be included in the proxy statement relating to the proposed shareholder approval when it becomes available.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). All statements, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will” and similar expressions, as well as statements that certain actions, events or results may, could, should, would or will occur or be achieved, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements in this news release include, but are not limited to, statements regarding: the completion and timing of the Final Closing; the satisfaction or waiver of the remaining closing conditions; implementation of the Sale Order and completion of any remaining steps in the Chapter 11 process; the disbursement of amounts from the escrow account and satisfaction of specified creditor obligations; receipt of shareholder, NYSE American, governmental and other required approvals; the acquisition and transfer of the specified assets comprising the Jefferson County Metallurgical Complex; the status, transfer, replacement or amendment of applicable permits, licenses, registrations, authorizations and certifications; the issuance and potential conversion of the contingent value rights and the listing of the common shares underlying the contingent value rights; the toll-milling, royalty and net profits interest arrangements; the condition, capabilities and potential uses of the Complex; the technical, regulatory and site work required to evaluate the Complex; the potential suitability of the Complex’s milling and flotation circuits for processing Rainbow Block mineralization; potential development pathways for the Rainbow Block; the M-Pit feasibility work program and the timing, completion and results of the M-Pit Feasibility Study; the Clancy Creek Bypass Channel program; any future construction, integration, restart, development or production decision; the availability of financing for future evaluation, maintenance, development or operation of the Complex; and the anticipated strategic benefits of the transaction.

Forward-looking statements are based on the Company’s current expectations, estimates, projections, assumptions, and beliefs as of the date of this news release. These statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to: failure to complete the Final Closing on the terms described or at all; failure to satisfy or obtain a waiver of the remaining closing conditions; delays or difficulties in implementing the Sale Order or completing the remaining steps in the Chapter 11 process; failure to obtain shareholder, NYSE American, governmental or other required approvals; delays in the disbursement of funded amounts or satisfaction of specified creditor obligations; exclusions, exceptions or limitations affecting the assets and property interests being acquired, including mineral, royalty and leasehold interests; the status, availability and transferability of permits, licenses and other authorizations; the adequacy and cost of required financial assurance; environmental, reclamation and other legacy liabilities; governmental enforcement actions and the exercise of governmental police and regulatory authority; title defects and competing claims affecting the assets; the condition, integrity, capacity and operating capabilities of the Complex and its infrastructure; unanticipated maintenance, rehabilitation, capital or operating costs; the results of technical, engineering, environmental and feasibility studies; the suitability of the Complex for processing Rainbow Block mineralization; the availability of capital and the Company’s ability to obtain financing on acceptable terms or at all; commodity-price fluctuations; litigation; risks relating to the issuance and conversion of the CVRs; risks associated with the Company’s exploration activities and mineral claims in Montana; and the inherently hazardous nature of mineral exploration, development, processing and mining-related activities.

Additional risk factors are discussed under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s Registration Statement on Form S-1, as amended, filed with the U.S. Securities and Exchange Commission on April 21, 2026, the Company’s Canadian prospectus dated April 29, 2026 and filed on SEDAR+, and the Company’s other filings with U.S. and Canadian securities regulatory authorities.

Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.